UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2014

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 West Butler Road

Greenville, South Carolina 29607

(Address of principal executive offices) (zip code)

(864) 422-8011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 30, 2014, Regional Management Corp. issued a press release announcing financial results for the quarter and nine months ended September 30, 2014. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2014, Regional Management Corp. (the “Company”) announced that Thomas F. Fortin has resigned as the Company’s Chief Executive Officer and from the Company’s Board of Directors, effective as of October 30, 2014. The Board of Directors of the Company has appointed Michael R. Dunn to serve as interim Chief Executive Officer of the Company, also effective as of October 30, 2014. Mr. Dunn will also remain a director of the Company.

Mr. Dunn, age 62, has been a director of the Company since July 2014 and was a partner at the private equity firm of Brysam Global Partners, a specialized firm focusing on investment in international banking and consumer lending companies, from 2007 through 2013. Mr. Dunn served as a board or alternate board member for all of Brysam’s portfolio companies. Prior to that, Mr. Dunn was with Citigroup for over 30 years, where he was the Chief Financial Officer of the Global Consumer Group from 1996 through 2007, adding the title of Chief Operating Officer of the Group in 2005. He was also a member of the Citigroup Management and Operating Committees. Mr. Dunn previously served on the boards of Banamex, a wholly-owned Mexican bank subsidiary of Citigroup, and on the U.S.-based Student Loan Corporation, of which Citigroup owned a majority interest. He holds a Bachelor of Science degree from New York University and attended the University of Michigan Executive Program. He is a Certified Public Accountant in New York State.

No determination regarding compensation arrangements relating to Mr. Dunn’s appointment has been made as of the date of filing of this Current Report on Form 8-K. There are no arrangements or understandings between Mr. Dunn and any other person pursuant to which Mr. Dunn was selected as interim Chief Executive Officer; there are no family relationships between Mr. Dunn and any of the Company’s directors or executive officers; and there are no related party transactions involving Mr. Dunn that are reportable under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Regional Management Corp. on October 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: October 30, 2014	By:	/s/ Donald E. Thomas
Donald E. Thomas
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Regional Management Corp. on October 30, 2014.